Exhibit 10.2

Execution Version

NOTE PURCHASE AGREEMENT SUPPLEMENT NO. 2 AND AMENDMENT

This NOTE PURCHASE AGREEMENT SUPPLEMENT NO. 2 AND AMENDMENT, dated as of June 7 2019, (this “NPA Supplement”), is among SUNNOVA RAYS I ISSUER, LLC (the “Issuer”), SUNNOVA RAYS I DEPOSITOR, LLC (the “Depositor”), SUNNOVA RAYS I MANAGEMENT, LLC (as “Servicer”, as “Manager” and as “Facility Administrator” and, together with the Issuer and Depositor, collectively, the “Sunnova Parties”), and the Purchasers named on Exhibit A hereto (the “Purchasers”).

Reference is made to (i) the Indenture, dated as of March 28, 2019, among the Issuer and Wilmington Trust, National Association, as indenture trustee (in such capacity, the “Indenture Trustee”), as supplemented by Indenture Supplement No. 1, dated as of March 28, 2019, and Indenture Supplement No. 2, dated as of June 7, 2019, (as so supplemented, the “Indenture”), each among the Issuer and the Indenture Trustee, and (ii) the Note Purchase Agreement, dated as of March 28, 2019, as supplemented by NPA Supplement No. 1, dated as of March 28, 2019, among the Sunnova Parties and the Purchasers named therein, and this NPA Supplement (as so supplemented, the “Note Purchase Agreement”). Capitalized terms used herein but not defined shall have the meanings set forth in the Indenture or the Note Purchase Agreement, as applicable.

Section 1. Residential Asset Yield Securities Series 2019-2 Notes.

(a) Pursuant to the Indenture, the Issuer shall issue, and the applicable Purchasers shall purchase, on June 7, 2019 (the “Closing Date”), a new Series of Class B Notes designated as the Series 2019-2 Class B Notes (the “Series 2019-2 Notes”).

(b) The parties are entering into this NPA Supplement pursuant to the Note Purchase Agreement to confirm their understanding of the terms of the Series 2019-2 Notes. Except to the extent modified by this NPA Supplement, all terms and conditions of the Note Purchase Agreement are hereby ratified, confirmed and incorporated herein.

(c) Upon satisfaction of the conditions precedent set forth in the Indenture and the Note Purchase Agreement, the Issuer shall sell and the Purchasers shall severally purchase the Series 2019-2 Notes in the principal amounts of each Class as set forth beside its respective name in Annex A hereto, if any. The purchased Series 2019-2 Notes shall be registered in the applicable names and denominations set forth in Annex A hereto.

(d) Immediately after giving effect to the issuance of the Series 2019-2 Notes on the Closing Date, the Outstanding Note Balance for (i) all Class A Notes of all Series is $117,341,000 and (ii) all Class B Notes of all Series is $21,424,581.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Section 2. Purchase, Sale, Payment and Delivery of the Series 2019-2 Notes. The sale and purchase of the Series 2019-2 Notes to be purchased by the applicable Purchasers shall occur, subject to the terms and conditions of the Note Purchase Agreement and this NPA Supplement, on the Closing Date at the offices of Baker Botts L.L.P., 910 Louisiana St., Houston, TX 77002 at 10:00 a.m. Eastern time. On the Closing Date, the Issuer will deliver to each Purchaser the Series 2019-2 Notes to be purchased by such Purchaser in the form of a single Class B Note (or such greater number of Class B Notes in denominations of at least $1,000,000 and integral multiples of $1.00 in excess of thereof as such Purchaser may request or such other amounts as set forth in the applicable Indenture Supplement) dated as of the Closing Date and registered in the applicable Purchaser’s name (or in the name of its nominee as set forth in Annex A hereto), against delivery by such Purchaser to the Issuer or its order of immediately available funds in the amount of the purchase price therefor as set forth in this NPA Supplement. If on the Closing Date the Issuer shall fail to tender such Notes to the Purchasers as provided above in this NPA Supplement, or any of the conditions specified in Section 5 of the Note Purchase Agreement with respect to such Notes or in this NPA Supplement shall not have been fulfilled to each Purchaser’s satisfaction or waived by such Purchaser, each Purchaser shall, at its election, be relieved of all further obligations under the Note Purchase Agreement as supplemented by this NPA Supplement with respect to such Notes without thereby waiving any rights such Purchaser may have by reason of any of the conditions specified in Section 5 of the Note Purchase Agreement or this NPA Supplement not having been fulfilled to such Purchaser’s satisfaction or such failure by the Issuer to tender such Notes. Attached hereto as Annex B to this NPA Supplement is a schedule (including all material assumptions) of the Scheduled Outstanding Note Balance for each subsequent Payment Date for (a) the Series 2019-2 Notes and (b) the Class A Notes and Class B Notes of all Series. The schedules included in Annex B, C, D, E and F of the Indenture Supplement No. 1 remain unchanged as when originally delivered.

Section 3. Representations and Warranties. The Sunnova Parties and the Purchasers hereby reaffirm that each of their respective representations and warranties contained in the Note Purchase Agreement and the other Transaction Documents are true and correct in all material respects (or, if already limited by materiality qualifiers, are true and correct in all respects) as of the date hereof (except to the extent expressly made as of an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date).

Section 4. Amendments to and Waivers of the Note Purchase Agreement.

(a) Each of the parties hereto hereby waive any obligation of the Issuer under Section 1(a) of the Note Purchase Agreement to deliver a draft NPA Supplement to the Purchasers no less than seven (7) Business Days prior to the Closing Date set forth in this NPA Supplement.

(b) With respect to the issuance and sale of Series 2019-2 Notes to the Purchasers, each of the parties hereto hereby waive any obligation of any Purchaser under Section 1(b) of the Note Purchase Agreement to purchase its Pro Rata Share of any Series 2019-2 Notes and the parties hereto agree that the Issuer is under no obligation to sell such Series 2019-2 Notes based on any Pro Rata Share; provided that this Section 4(b) shall not limit the obligation of any Purchaser to severally purchase Series 2019-2 Notes in the principal amounts set forth beside its respective name in Annex A hereto pursuant to Section 1(c) of this NPA Supplement.

(c) From and after the date hereof, Exhibit A to the Note Purchase Agreement is hereby amended and replaced with Exhibit A attached to this NPA Supplement.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

(d) The parties hereto agree that Section 4(s) of the Note Purchase Agreement shall be amended by adding at the end thereof the following proviso: “; provided that, with respect to any Closing Date for which there is no asset acquisition by the Issuer on such Closing Date under the Sale and Contribution Agreement, the Issuer shall only be required to deliver the schedule set forth in clause (i) of this Section 4(s).”

Section 5. Indenture Supplement; Consent to Amendment of Indenture; Direction to Indenture Trustee.

(a) The parties hereto agree, consent to and adopt the Indenture Supplement attached hereto as Exhibit B for all purposes under the Indenture and the Note Purchase Agreement, including for purposes of amendment of the Indenture in accordance with Article IX of the Indenture.

(b) The parties hereto hereby direct the Indenture Trustee to execute the Indenture Supplement attached hereto as Exhibit B on the date hereof.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Very truly yours,

SUNNOVA RAYS I ISSUER, LLC, a Delaware limited liability company, as Issuer

By:	/s/ Christopher Smith
Name: Christopher Smith
Title: Senior Vice President, Head of Finance and Treasurer

SUNNOVA RAYS I DEPOSITOR, LLC
a Delaware limited liability company, as Depositor

By:	/s/ Christopher Smith
Name: Christopher Smith
Title: Senior Vice President, Head of Finance and Treasurer

SUNNOVA RAYS I MANAGEMENT, LLC
a Delaware limited liability company, as Servicer, as Manager and as Facility Administrator

By:	/s/ Christopher Smith
Name: Christopher Smith
Title: Senior Vice President, Head of Finance and Treasurer

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Signature Page to NPA Supplement No. 2

The foregoing NPA Supplement is hereby confirmed and accepted:

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA,

a New York domiciled life insurance company

By:	Nuveen Alternative Advisors LLC,
a Delaware limited liability company,
as Investment Manager

By:	/s/ Chris Miller
Name: Chris Miller
Title: Senior Director

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Signature Page to NPA Supplement No. 2

NEW YORK LIFE INSURANCE COMPANY,

By:	/s/ Scott R. Seewald
Name: Scott R. Seewald
Title: Vice President

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION,

By: NYL Investors LLC, as Investment Manager

By:	/s/ Scott R. Seewald
Name: Scott R. Seewald
Title: Vice President

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI 30C),

By: NYL Investors LLC, as Investment Manager

By:	/s/ Scott R. Seewald
Name: Scott R. Seewald
Title: Vice President

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Signature Page to NPA Supplement No. 2

THE BANK OF NEW YORK MELLON, A BANKING CORPORATION ORGANIZED UNDER THE LAWS OF NEW YORK, NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY AS TRUSTEE UNDER THAT CERTAIN TRUST AGREEMENT DATED AS OF JULY 1ST, 2015 BETWEEN NEW YORK LIFE INSURANCE COMPANY, AS GRANTOR, JOHN HANCOCK LIFE INSURANCE COMPAN (U.S.A.), AS BENEFICIARY, JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK, AS BENEFICIARY, AND THE BANK OF NEW YORK MELLON, AS TRUSTEE

By: New York Life Insurance Company, its attorney-in-fact

By:	/s/ Scott R. Seewald
Name: Scott R. Seewald
Title: Vice President

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Signature Page to NPA Supplement No. 2

ALLIANZ LIFE INSURANCE CO. OF NORTH AMERICA,

By: BlackRock Financial Management, Inc.,

as Investment Manager

By:	/s/ James Anderson
Name: James Anderson
Title: Director

PROTECTIVE LIFE INSURANCE COMPANY,

By: BlackRock Financial Management, Inc.,

as Investment Manager

By:	/s/ James Anderson
Name: James Anderson
Title: Director

THE SAVINGS BANK LIFE INSURANCE COMPANY OF MASSACHUSETTS,

By: BlackRock Financial Management, Inc.,

as Investment Manager

By:	/s/ James Anderson
Name: James Anderson
Title: Director

JACKSON NATIONAL LIFE INSURANCE COMPANY,

By: BlackRock Financial Management, Inc.,

as Investment Manager

By:	/s/ James Anderson
Name: James Anderson
Title: Director

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Signature Page to NPA Supplement No. 2

HR US INFRA DEBT LP,

By: BlackRock Financial Management, Inc.,

as Investment Manager

By:	/s/ James Anderson
Name: James Anderson
Title: Director

USD IG INFRASTRUCTURE DEBT (IRELAND) DAC,

By: BlackRock Financial Management, Inc.,

as Investment Manager

By:	/s/ James Anderson
Name: James Anderson
Title: Director

AMERICAN EQUITY INVESTMENT LIFE INSURANCE COMPANY,

By: BlackRock Financial Management, Inc.,

as Investment Manager

By:	/s/ James Anderson
Name: James Anderson
Title: Director

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Signature Page to NPA Supplement No. 2

RGA REINSURANCE COMPANY,

By: BlackRock Financial Management, Inc.,

as Investment Manager

By:	/s/ James Anderson
Name: James Anderson
Title: Director

COUNTRY LIFE INSURANCE CO.,

By: BlackRock Financial Management, Inc.,

as Investment Manager

By:	/s/ James Anderson
Name: James Anderson
Title: Director

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Signature Page to NPA Supplement No. 2

ANNEX A

Name and Address	Series	Principal Amount of Class B Notes		Class B Notes Issue Price	Aggregate Purchase Price
HARE & CO., LLC On behalf of: RGA REINSURANCE COMPANY c/o BlackRock Financial Management, Inc. Infrastructure Debt Group 40 East 52nd Street New York, NY 10022 With a copy to: Hare & Co., LLC The Bank of New York Mellon Corp Attn: P&I Department PO BOX 19266 Newark, NJ 07195	2019-2	$	[***]	89.5000%	$	[***]
COUNTRY LIFE INSURANCE CO. c/o BlackRock Financial Management, Inc. Infrastructure Debt Group 40 East 52nd Street New York, NY 10022	2019-2	$	[***]	89.5000%	$	[***]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Annex A-1 to NPA Supplement

Payment and Notice Instructions

I. Payments

All payments on or in respect of the Notes to the Purchasers listed above shall be made in immediately available funds on the due date by electronic funds transfer, to:

Registered Holder: Hare & Co., LLC

The Bank of New York Mellon Corp

ABA No. [***]

Beneficiary Account: [***]

Reference: Sunnova RAYS I Issuer, LLC, PPN: 85236# AC7, [***] principal amount, 6.35% interest rate

The Northern Trust Company

ABA No. [***]

Account No. [***]

Account Name: [***]

II. Payment Notices

All notices with respect to payments and prepayments of the Notes shall be sent to:

RGA REINSURANCE COMPANY

c/o BlackRock Financial Management, Inc.

Infrastructure Debt Group

40 East 52nd Street

New York, NY 10022

With a copy to:

Hare & Co., LLC

The Bank of New York Mellon

Attn: P&I Department

PO BOX 192966

Newark, NJ 07195

with a copy sent electronically to SecOps@rgare.com

Country Life Insurance Co.

c/o BlackRock Financial Management, Inc.

Infrastructure Debt Group

40 East 52nd Street

New York, NY 10022

Contemporaneous written confirmation of any electronic funds transfer to the Purchaser shall be sent to the above addresses setting forth (1) the full name, private placement number, interest rate and maturity date of the Notes, (2) allocation of payment between principal, interest, Make-Whole Amount, other premium or any special payment and (3) the name and address of the bank from which such electronic funds transfer was sent.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Annex A-6 to NPA Supplement

III. Notices and Communications

All notices and communications, including notices with respect to payments and prepayments, shall be delivered or mailed to:

BlackRock Financial Management, Inc. - Infrastructure Debt Group

40 East 52nd Street

New York, NY 10022

Attention: Jeetu Balchandani, Jimmy Anderson & Henry Foskett

Email: jeetu.balchandani@blackrock.com; james.anderson@blackrock.com;

henry.foskett@blackrock.com; PrivateTransactionsTeam@blackrock.com

With a copy to (which shall not constitute notice):

c/o BlackRock, Inc. – Office of the General Counsel

40 East 52nd Street

New York, NY 10022

Attn: Legal Transactions Team

Email: legaltransactions@blackrock.com

Taxpayer Identification Number: 13-1624203

Physical Delivery of Notes:

RGA REINSURANCE COMPANY

The Depository Trust Company

570 Washington Blvd – 5th floor

Jersey City, NJ 07310

Reference: PPN 85236#AC7 & A/C# 477019 (RGA REINSURANCE COMPANY)

Country Life Insurance Co.

c/o BlackRock Financial Management, Inc.

Infrastructure Debt Group

40 East 52nd Street

New York, NY 10022

Attention: Kaidi Huang, Wendy Myers and Dale Fieffe

Telephone: (212) 810-8358

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Annex A-7 to NPA Supplement

ANNEX B

Scheduled Outstanding Note Balance

Payment Date	Series 2019-2 Class A Scheduled Outstanding Note Balance	Class A Scheduled Outstanding Note Balance	Series 2019-1 Class B Scheduled Outstanding Note Balance	Series 2019-2 Class B Scheduled Outstanding Note Balance	Class B Scheduled Outstanding Note Balance
Initial Closing Date	$[***]	$[***]	$[***]	$[***]	$[***]
April 2019	$[***]	$[***]	$[***]	$[***]	$[***]
July 2019	$[***]	$[***]	$[***]	$[***]	$[***]
October 2019	$[***]	$[***]	$[***]	$[***]	$[***]
January 2020	$[***]	$[***]	$[***]	$[***]	$[***]
April 2020	$[***]	$[***]	$[***]	$[***]	$[***]
July 2020	$[***]	$[***]	$[***]	$[***]	$[***]
October 2020	$[***]	$[***]	$[***]	$[***]	$[***]
January 2021	$[***]	$[***]	$[***]	$[***]	$[***]
April 2021	$[***]	$[***]	$[***]	$[***]	$[***]
July 2021	$[***]	$[***]	$[***]	$[***]	$[***]
October 2021	$[***]	$[***]	$[***]	$[***]	$[***]
January 2022	$[***]	$[***]	$[***]	$[***]	$[***]
April 2022	$[***]	$[***]	$[***]	$[***]	$[***]
July 2022	$[***]	$[***]	$[***]	$[***]	$[***]
October 2022	$[***]	$[***]	$[***]	$[***]	$[***]
January 2023	$[***]	$[***]	$[***]	$[***]	$[***]
April 2023	$[***]	$[***]	$[***]	$[***]	$[***]
July 2023	$[***]	$[***]	$[***]	$[***]	$[***]
October 2023	$[***]	$[***]	$[***]	$[***]	$[***]
January 2024	$[***]	$[***]	$[***]	$[***]	$[***]
April 2024	$[***]	$[***]	$[***]	$[***]	$[***]
July 2024	$[***]	$[***]	$[***]	$[***]	$[***]
October 2024	$[***]	$[***]	$[***]	$[***]	$[***]
January 2025	$[***]	$[***]	$[***]	$[***]	$[***]
April 2025	$[***]	$[***]	$[***]	$[***]	$[***]
July 2025	$[***]	$[***]	$[***]	$[***]	$[***]
October 2025	$[***]	$[***]	$[***]	$[***]	$[***]
January 2026	$[***]	$[***]	$[***]	$[***]	$[***]
April 2026	$[***]	$[***]	$[***]	$[***]	$[***]
July 2026	$[***]	$[***]	$[***]	$[***]	$[***]
October 2026	$[***]	$[***]	$[***]	$[***]	$[***]
January 2027	$[***]	$[***]	$[***]	$[***]	$[***]
April 2027	$[***]	$[***]	$[***]	$[***]	$[***]
July 2027	$[***]	$[***]	$[***]	$[***]	$[***]
October 2027	$[***]	$[***]	$[***]	$[***]	$[***]
January 2028	$[***]	$[***]	$[***]	$[***]	$[***]
April 2028	$[***]	$[***]	$[***]	$[***]	$[***]
July 2028	$[***]	$[***]	$[***]	$[***]	$[***]
October 2028	$[***]	$[***]	$[***]	$[***]	$[***]
January 2029	$[***]	$[***]	$[***]	$[***]	$[***]
April 2029	$[***]	$[***]	$[***]	$[***]	$[***]
July 2029	$[***]	$[***]	$[***]	$[***]	$[***]
October 2029	$[***]	$[***]	$[***]	$[***]	$[***]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Annex B-1 to NPA Supplement

January 2030	$[***]	$[***]	$[***]	$[***]	$[***]
April 2030	$[***]	$[***]	$[***]	$[***]	$[***]
July 2030	$[***]	$[***]	$[***]	$[***]	$[***]
October 2030	$[***]	$[***]	$[***]	$[***]	$[***]
January 2031	$[***]	$[***]	$[***]	$[***]	$[***]
April 2031	$[***]	$[***]	$[***]	$[***]	$[***]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Annex B-2 to NPA Supplement

EXHIBIT A

1. Purchasers

Purchaser	Commitment to Purchase Class A Notes	Commitment to Purchase Class B Notes
Teachers Insurance and Annuity Association of America 730 Third Avenue New York, New York 10017 With a copy to: JPMorgan Chase Bank, N.A. P.O. Box 35308 Newark, New Jersey 07101	$[***]	$[***]
New York Life Insurance Company c/o NYL Investors LLC 51 Madison Ave 2nd Floor, Room 208 New York, New York 10010-0603	$[***]	$[***]
New York Life Insurance and Annuity Corporation c/o NYL Investors LLC 51 Madison Ave 2nd Floor, Room 208 New York, New York 10010-0603	$[***]	$[***]
New York Life Insurance and Annuity Corporation Institutionally Owned Life Insurance Separate Account (BOLI 30C) c/o NYL Investors LLC 51 Madison Ave 2nd Floor, Room 208 New York, New York 10010-0603	$[***]	$[***]

Hare & Co, LLC

On behalf of:

New York Life Insurance Company

c/o NYL Investors LLC

51 Madison Avenue

2nd Floor, Room 208

New York, NY 10010

With a copy to:

The Bank of New York Mellon

c/o Hare & Co, LLC

US Income

2 Hanson Place

Private placement Dept. 10th Floor

Brooklyn, NY 11217

	$[***]	$[***]
Allianz Life Insurance Co. of North America* c/o BlackRock Financial Management, Inc. Infrastructure Debt Group 40 East 52nd Street New York, NY 10022	$[***]	$[***]

*

indicates that such Purchaser is subject to the direction letter delivered to the Indenture Trustee on March 28, 2019 with respect to voting, which letter may be revoked and/or amended from time to time in accordance with the terms thereof.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Exhibit A-1 to NPA Supplement

Protective Life Insurance Company* c/o BlackRock Financial Management, Inc. Infrastructure Debt Group 40 East 52nd Street New York, NY 10022	$[***]	$[***]
The Savings Bank Life Insurance Company of Massachusetts* c/o BlackRock Financial Management, Inc. Infrastructure Debt Group 40 East 52nd Street New York, NY 10022	$[***]	$[***]
Jackson National Life Insurance Company* c/o BlackRock Financial Management, Inc. Infrastructure Debt Group 40 East 52nd Street New York, NY 10022	$[***]	$[***]
HR US INFRA DEBT LP* c/o BlackRock Financial Management, Inc. Infrastructure Debt Group 40 East 52nd Street New York, NY 10022	$[***]	$[***]
USD IG Infrastructure Debt (Ireland) DAC* c/o BlackRock Financial Management, Inc. Infrastructure Debt Group 40 East 52nd Street New York, NY 10022	$[***]	$[***]
American Equity Investment Life Insurance Company* c/o BlackRock Financial Management, Inc. Infrastructure Debt Group 40 East 52nd Street New York, NY 10022	$[***]	$[***]

Hare & Co, LLC on behalf of

RGA REINSURANCE COMPANY*

c/o BlackRock Financial Management, Inc.

Infrastructure Debt Group

40 East 52nd Street

New York, NY 10022

With a copy to:

Hare & Co, LLC

The Bank of New York Mellon Corp

Attn: P&I Department

PO BOX 19266

Newark, NJ 07195

	$[***]	$[***]
Country Life Insurance Co.* c/o BlackRock Financial Management, Inc. Infrastructure Debt Group 40 East 52nd Street New York, NY 10022	$[***]	$[***]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Exhibit A-2 to NPA Supplement

2. Issuer

Sunnova RAYS I Issuer, LLC

20 East Greenway Plaza, Suite 475

Houston, Texas 77046

Attn: Chief Financial Officer

Email: treasury@sunnova.com and notices@sunnova.com

3. Depositor

Sunnova RAYS I Depositor, LLC

20 East Greenway Plaza, Suite 475

Houston, Texas 77046

Attn: Chief Financial Officer

Email: treasury@sunnova.com and notices@sunnova.com

4. Facility Administrator, Manager and Servicer

Sunnova RAYS I Management, LLC

20 East Greenway Plaza, Suite 475

Houston, Texas 77046

Attn: Chief Financial Officer

Email: treasury@sunnova.com and notices@sunnova.com

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Exhibit A-3 to NPA Supplement

EXHIBIT B

Indenture Supplement

[See attached]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Exhibit B-1 to NPA Supplement

Execution Version

INDENTURE SUPPLEMENT NO. 2

to the

INDENTURE

dated as of June 7, 2019

This INDENTURE SUPPLEMENT NO. 2, dated as of June 7, 2019, (this “Indenture Supplement”), is entered into between SUNNOVA RAYS I ISSUER, LLC (together with its permitted successors and assigns, the “Issuer”), and WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacity as indenture trustee (together with its successors in trust, the “Indenture Trustee”) and supplements the Indenture dated as of March 28, 2019 between the Issuer and the Indenture Trustee (as supplemented or amended from time to time, the “Indenture”).

1. Issuance of New Series. Upon satisfaction of each of the conditions precedent set forth in the Indenture for the issuance of a new Series, the Issuer shall issue a new Series of its Residential Asset Yield Notes (such new Series, the “Series 2019-2 Notes”). The Series 2019-2 Notes shall have the following characteristics:

(a) Series Designation: Series 2019-2

(b) Classes: Class B Notes. The Class B Notes of any Series are issuable in minimum denominations of $1,000,000, and integral multiples of $1.00 in excess thereof; provided, that the foregoing shall not restrict or prevent the transfer in accordance with Section 2.06 of the Indenture of any Note with a remaining Outstanding Note Balance of less than $1,000,000.

(c) Initial Outstanding Note Balance of Series 2019-2 Class B Notes: $6,424,581

(d) Interest Rate: 6.35% per annum with respect to Class B Notes (as calculated pursuant to Exhibit B to the Note Purchase Agreement).

(e) Scheduled Outstanding Note Balance: Schedule II sets forth the Scheduled Outstanding Note Balance for each Payment Date of the Series 2019-2 Notes and of each other Series of Notes currently Outstanding.

(f) Liquidity Reserve Account Deposit: The Issuer will deposit into the Liquidity Reserve Account $64,245.81, the amount necessary to increase the amount on deposit in the Liquidity Reserve Account to the Liquidity Reserve Account Floor Amount for the Payment Date following the Closing Date for the Series 2019-2 Notes. (Indenture Sec.2.10(c)(i))

(g) Other terms of the Notes: [RESERVED].

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

2. Reaffirmation of Grant; Guarantee. The Issuer hereby reaffirms its Grant as of the date hereof of all of the rights, title, interest and benefits of the Issuer, whether now existing or hereafter arising in and to the Trust Estate to the Indenture Trustee, for the benefit of the Holders of the Series 2019-2 Notes and all other Noteholders, to secure payments of amounts due with respect to the Notes ratably and without prejudice, priority or distinction between or among the Notes (subject to the Priority of Payments), and to secure (a) the payment of all amounts on the Notes as such amounts become due in accordance with their terms; (b) the payment of all other sums payable in accordance with the provisions of the Indenture (as supplemented by this Indenture Supplement and each other Indenture Supplement); and (c) compliance with the provisions of the Indenture, all as provided in the Indenture (as supplemented by this Indenture Supplement and each other Indenture Supplement).

3. General Definitions and Rules of Construction. Capitalized terms used but not defined in this Indenture Supplement shall have the meanings specified in the “Standard Definitions” attached to the Indenture as Annex A. The rules of construction set forth in Annex A shall apply to this Indenture Supplement and are hereby incorporated by reference into this Indenture Supplement as if set forth fully herein. To the extent that the Standard Definitions attached to the Indenture are amended from time to time, such amended Standard Definitions shall be incorporated in this Indenture Supplement by reference as though attached hereto. For all purposes of the Indenture, the following terms shall have the meanings set forth below with respect to the Series 2019-2 Notes, unless the context clearly indicates otherwise:

“Anticipated Repayment Date” means, for the Series 2019-2 Notes, the Payment Date occurring in April 2031.

“Closing Date” means, for the Series 2019-2 Notes, June 7, 2019.

“Final Maturity Date” means, for the Series 2019-2 Notes, the Payment Date in April 2034 for the Class B Notes of such Series.

“Interest Rate” means the applicable Interest Rate set forth in Section 1 of this Indenture Supplement.

“Indenture” means the Indenture, dated as of March 28, 2019, between the Issuer and the Indenture Trustee (as such agreement may be amended, modified or supplemented from time to time).

“Make Whole Determination Date” means, for the Series 2019-2 Notes, the Payment Date occurring in October 2030.

“Post-ARD Spread” means, for the Series 2019-2 Class B Notes, 3.93%.

“Series 2019-2 Notes” has the meaning set forth in Section 1 of this Indenture Supplement.

“Storage System Reserve Closing Date Deposit” means, for the Series 2019-2 Notes, $[***].

“Supplemental Reserve Closing Date Deposit” means, for the Series 2019-2 Notes, $[***].

4. Indenture Schedule Supplements. Schedule II attached hereto sets forth an updated schedule of Scheduled Outstanding Note Balances.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

5. Sources and Uses. Upon receipt of the proceeds of the sale of the Series 2019-2 Notes, the Indenture Trustee shall, at the written direction of the Servicer, from such proceeds, make the payments and deposits set forth in in the sources and uses statement attached hereto as Exhibit A.

6. Amendments.

(a) Amendments of Definitions. The following amendments to the definitions set forth in the “Standard Definitions” attached to the Indenture as Annex A shall be effective from and after the date of this Indenture Supplement:

(i) The parties hereto agree that the definition of “Anticipated Repayment Date” shall be amended by adding the following phrase at the end of such definition: “, except that the Anticipated Repayment Date of the Series 2019-2 Class B Notes shall be the same as the Anticipated Repayment Date for the Series 2019-1 Class B Notes.”

(ii) The parties hereto agree that the definition of “Eligible Solar Asset” shall be amended by (A) replacing the reference to “Schedule I of the Sale and Contribution Agreement” with “Exhibit A of the Sale and Contribution Agreement” and (B) adding the following phrase at the end of such definition: “; provided, that with respect to the Solar Assets set forth on Schedule V hereto, such Solar Assets shall be Eligible Solar Assets notwithstanding the fact that the related Host Customer is not the owner of the real property on which the PV System is installed; provided, however, (1) if it is discovered that any other representation of eligibility set forth on Exhibit A of the Sale and Contribution Agreement is not met with respect to any Solar Asset set forth on Schedule V hereto, then such Solar Asset shall no longer be an Eligible Solar Asset and (2) that, if the Host Customer does not have a record interest in the real property, each such Solar Asset shall cease to be an Eligible Solar Asset on and after September 30, 2019 unless a UCC-1 financing statement fixture filing covering the applicable Solar Asset has been made in the real estate records for the related property indicating the name and address of the owner of the real property if the Host Customer does not have a record interest in the real property.”

(iii) The parties hereto agree that the definition of “Final Maturity Date” shall be amended by adding the following phrase at the end of such definition: “, except that the Final Maturity Date of the Series 2019-2 Class B Notes shall be the same as the Final Maturity Date for the Series 2019-1 Class B Notes.”

(iv) The parties hereto agree that the definition of “Make Whole Amount” shall be replaced in its entirety by the following:

“Make Whole Amount” means, for a Voluntary Prepayment of any Series or Class(es), an amount equal to (i) zero if such Voluntary Prepayment is made with funds from the Cash Trap Reserve Account or if 20% or less of the Initial Outstanding Note Balance of such Series or Class(es) is then

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

outstanding, or (ii) in all other cases: (A) for the Class A Notes, an amount equal to, (1) using the Reinvestment Yield, the sum of the discounted present values of the scheduled payments of principal and interest remaining until the Make Whole Determination Date for the portion of the Series of Class A Notes being prepaid (assuming prepayment of the remaining principal balance of the Class A Notes on the Make Whole Determination Date and calculated prior to the application of the related Voluntary Prepayment and assuming a Regular Amortization Period is in effect), minus (2) the amount of principal that will be repaid by such Voluntary Prepayment made on such Series of Class A Notes, (B) for the Class B Notes, the product of (1) the portion of the Series of Class B Notes being prepaid, and (2) (a) if such Voluntary Prepayment occurs prior to the fifth anniversary of the related Closing Date (or, with respect to the Series 2019-2 Class B Notes, March 28, 2019), 3.00%; (b) if such Voluntary Prepayment occurs on or after the fifth anniversary of the related Closing Date but prior to the sixth anniversary of the related Closing Date (or, with respect to the Series 2019-2 Class B Notes, March 28, 2019), 2.00%; (c) if such Voluntary Prepayment occurs on or after the sixth anniversary of the related Closing Date but prior to the seventh anniversary of the related Closing Date (or, with respect to the Series 2019-2 Class B Notes, March 28, 2019), 1.00%; and (d) if such Voluntary Prepayment occurs on or after the seventh anniversary of the related Closing Date (or, with respect to the Series 2019-2 Class B Notes, March 28, 2019), zero.

(v) The parties hereto agree that the definition of “Make Whole Determination Date” shall be amended by inserting the phrase “and the Series 2019-2 Notes” immediately after the phrase “for the Series 2019-1 Notes”.

(b) Amendment to Closing Conditions. The following amendments to Section 2.10 of the Indenture shall be effective from and after the date of this Indenture Supplement:

(i) The parties hereto agree that Section 2.10(e) shall be replaced in its entirety by the following:

(e) except with respect to the Closing Date for the Series 2019-2 Notes, the Issuer shall acquire, upon the disbursement of the proceeds of the issuance of the Notes of such Series, the additional assets reflected in the Schedules of Solar Assets (except to the extent such Solar Assets are owned by a Financing Fund) and Managing Member Membership Interests attached to the related Transfer Certificates under the Sale and Contribution Agreement delivered on such Closing Date, if any;

(ii) The parties hereto agree that Section 2.10(g) shall be amended by adding at the end thereof the following proviso: “; provided that, notwithstanding the foregoing, such Officer’s Certificate delivered on the Closing Date for the Series 2019-2 Notes shall not include the statements in Section 2.10(g)(v).”

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

(c) Amendment to Schedules. From and after the date of this Indenture Supplement, “Schedule V”, a copy of which is attached hereto as Exhibit B, shall be added to the Indenture.

7. Indenture. The Issuer and the Indenture Trustee hereby reaffirm each of their respective representations, warranties and covenants contained in the Indenture. All the terms and conditions contained in the Indenture are hereby ratified, confirmed and incorporated herein. Without limiting the foregoing, the provisions of Section 10.13 Governing Law; Jurisdiction; Waiver of Jury Trial apply to this Indenture Supplement as if fully set forth herein.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused this Indenture Supplement to be duly executed by their respective officers thereunto duly authorized, all as of the day and year first above written.

SUNNOVA RAYS I ISSUER, LLC, as Issuer

By:	/s/ Christopher Smith
Name:	Christopher Smith
Title:	Senior Vice President, Head of Finance and
Treasurer

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Signature Page to Indenture Supplement No. 2

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Indenture Trustee

By:	/s/ Clarice Wright
Name:	Clarice Wright
Title:	Assistant Vice President

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Signature Page to Indenture Supplement No. 2

SCHEDULE I

Schedule of Solar Assets

Contract ID	Utility	Contract Type	In Service Date
[***]	[***]	[***]	[***]

Installation State	Installation Address Zip Code	System Size	Term (months)
[***]	[***]	[***]	[***]

Recurring Payment	Payment Escalator	Solar Rate	FICO	Panel Manufacturer
[***]	[***]	[***]	[***]	[***]

Inverter Manufacturer	Expected Year 1 Production	Guaranteed Production
[***]	[***]	[***]

PBI Term (Months)	PBI Rate ($ / kWh)	Remaining Contract Term	First Payment Date
[***]	[***]	[***]	[***]

Last Payment Date	# of Payments Made	Payment Type	Tax Equity System
[***]	[***]	[***]	[***]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Schedule I

SCHEDULE II

Scheduled Outstanding Note Balance

Payment Date	Series 2019-1 Class A Scheduled Outstanding Note Balance	Class A Scheduled Outstanding Note Balance	Series 2019-1 Class B Scheduled Outstanding Note Balance	Series 2019-2 Class B Scheduled Outstanding Note Balance	Class B Scheduled Outstanding Note Balance
Initial Closing Date	$[***]	$[***]	$[***]	$[***]	$[***]
April 2019	$[***]	$[***]	$[***]	$[***]	$[***]
July 2019	$[***]	$[***]	$[***]	$[***]	$[***]
October 2019	$[***]	$[***]	$[***]	$[***]	$[***]
January 2020	$[***]	$[***]	$[***]	$[***]	$[***]
April 2020	$[***]	$[***]	$[***]	$[***]	$[***]
July 2020	$[***]	$[***]	$[***]	$[***]	$[***]
October 2020	$[***]	$[***]	$[***]	$[***]	$[***]
January 2021	$[***]	$[***]	$[***]	$[***]	$[***]
April 2021	$[***]	$[***]	$[***]	$[***]	$[***]
July 2021	$[***]	$[***]	$[***]	$[***]	$[***]
October 2021	$[***]	$[***]	$[***]	$[***]	$[***]
January 2022	$[***]	$[***]	$[***]	$[***]	$[***]
April 2022	$[***]	$[***]	$[***]	$[***]	$[***]
July 2022	$[***]	$[***]	$[***]	$[***]	$[***]
October 2022	$[***]	$[***]	$[***]	$[***]	$[***]
January 2023	$[***]	$[***]	$[***]	$[***]	$[***]
April 2023	$[***]	$[***]	$[***]	$[***]	$[***]
July 2023	$[***]	$[***]	$[***]	$[***]	$[***]
October 2023	$[***]	$[***]	$[***]	$[***]	$[***]
January 2024	$[***]	$[***]	$[***]	$[***]	$[***]
April 2024	$[***]	$[***]	$[***]	$[***]	$[***]
July 2024	$[***]	$[***]	$[***]	$[***]	$[***]
October 2024	$[***]	$[***]	$[***]	$[***]	$[***]
January 2025	$[***]	$[***]	$[***]	$[***]	$[***]
April 2025	$[***]	$[***]	$[***]	$[***]	$[***]
July 2025	$[***]	$[***]	$[***]	$[***]	$[***]
October 2025	$[***]	$[***]	$[***]	$[***]	$[***]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Schedule II

January 2026	$[***]	$[***]	$[***]	$[***]	$[***]
April 2026	$[***]	$[***]	$[***]	$[***]	$[***]
July 2026	$[***]	$[***]	$[***]	$[***]	$[***]
October 2026	$[***]	$[***]	$[***]	$[***]	$[***]
January 2027	$[***]	$[***]	$[***]	$[***]	$[***]
April 2027	$[***]	$[***]	$[***]	$[***]	$[***]
July 2027	$[***]	$[***]	$[***]	$[***]	$[***]
October 2027	$[***]	$[***]	$[***]	$[***]	$[***]
January 2028	$[***]	$[***]	$[***]	$[***]	$[***]
April 2028	$[***]	$[***]	$[***]	$[***]	$[***]
July 2028	$[***]	$[***]	$[***]	$[***]	$[***]
October 2028	$[***]	$[***]	$[***]	$[***]	$[***]
January 2029	$[***]	$[***]	$[***]	$[***]	$[***]
April 2029	$[***]	$[***]	$[***]	$[***]	$[***]
July 2029	$[***]	$[***]	$[***]	$[***]	$[***]
October 2029	$[***]	$[***]	$[***]	$[***]	$[***]
January 2030	$[***]	$[***]	$[***]	$[***]	$[***]
April 2030	$[***]	$[***]	$[***]	$[***]	$[***]
July 2030	$[***]	$[***]	$[***]	$[***]	$[***]
October 2030	$[***]	$[***]	$[***]	$[***]	$[***]
January 2031	$[***]	$[***]	$[***]	$[***]	$[***]
April 2031	$[***]	$[***]	$[***]	$[***]	$[***]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Schedule II

EXHIBIT A

Sources and Uses

RAYS 2019-1 Final Sources & Uses

(as of 6/07/19)

Sources	$			%
[***]	$	[***	]	[***	]%
[***]	$	[***	]	[***	]%

Total Sources	$	[***	]	100%

Uses	$			%
[***]	$	[***	]	[***	]%
[***]	$	[***	]	[***	]%
[***]	$	[***	]	[***	]%

Total Sources	$	[***	]	100%

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

EXHIBIT B

Schedule V

1	[***]
2	[***]
3	[***]
4	[***]
5	[***]
6	[***]
7	[***]
8	[***]
9	[***]
10	[***]
11	[***]
12	[***]
13	[***]
14	[***]
15	[***]
16	[***]
17	[***]
18	[***]
19	[***]
20	[***]
21	[***]
22	[***]
23	[***]
24	[***]
25	[***]
26	[***]
27	[***]
28	[***]
29	[***]
30	[***]
31	[***]
32	[***]
33	[***]
34	[***]
35	[***]
36	[***]
37	[***]
38	[***]
39	[***]
40	[***]
41	[***]
42	[***]
43	[***]
44	[***]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

45	[***]
46	[***]
47	[***]
48	[***]
49	[***]
50	[***]
51	[***]
52	[***]
53	[***]
54	[***]
55	[***]
56	[***]
57	[***]
58	[***]
59	[***]
60	[***]
61	[***]
62	[***]
63	[***]
64	[***]
65	[***]
66	[***]
67	[***]
68	[***]
69	[***]
70	[***]
71	[***]
72	[***]
73	[***]
74	[***]
75	[***]
76	[***]
77	[***]
78	[***]
79	[***]
80	[***]
81	[***]
82	[***]
83	[***]
84	[***]
85	[***]
86	[***]
87	[***]
88	[***]
89	[***]
90	[***]
91	[***]
92	[***]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

93	[***]
94	[***]
95	[***]
96	[***]
97	[***]
98	[***]
99	[***]
100	[***]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.